CDYT.OB	
Shares Outstanding (as of 11/20/07):	11.6 M
Revenues (ttm):	$25.8 M
Net Income (ttm):	$3.8 M
EPS* (ttm):	$0.33
Fiscal Year End:	December 31

*excluding $2.2 million preferred stock dividend (non-cash transaction) in 2007



China Display Technologies, Inc.

COMPANY DESCRIPTION - China Display Technologies, Inc. ("China Display" or the "Company") through its wholly-owned subsidiary Suny Electronics (Shenzhen) Company Limited ("SUNY") in China, designs, manufactures and markets small- to mid-sized Light Emitting Diode (LED) and Cold Cathode Fluorescent Lamp (CCFL) backlights for various types of Liquid Crystal Displays (LCDs). Its products have applications in electronic consumer products, such as mobile phones, PDAs, GPS systems, portable DVD/VCD players, MP3s and MP4s, medical equipment and household appliances with displays.

SUNY was organized in November 2004 and started operations in 2005. It has experienced rapid growth and became a publicly-traded company, listed on the OTC market, through a reverse merger in September 2007. The Company has 600 employees, with manufacturing facilities and management located in Shenzhen, China.

INVESTMENT HIGHLIGHTS



Revenues ($ M)
7.22
15.88
10.58
20.49
2005
2006
9 mos. of 2006
9 mos. of 2007



Gross Margin
19%
23%
23%
23.3%
2005
2006
9 mos. of 2006
9 mos. of 2007



Net Income ($M)
0.99
2.41
1.78
3.16
2005
2006
9 mos. of 2006
9 mos. of 2007

Rapidly Growing Business - Revenue for the first nine months of 2007 increased 93.6% over the comparable period in 2006 to $20.5 million. Gross profits rose 96.1% in the same period to $4.8 million, representing gross margins of 23.3%. Net income for the nine months ended September 30, 2007 was $3.2 million, up 64.5% year over year.

Increasing LCD and Backlight Unit Demand - Advancements in technology and business innovation have enabled more functions to be integrated onto one display in all types of devices including consumer electronics, household appliances, cars and medical equipment. This trend has driven the demand for LCDs and consequently, backlight units, which are some of the most expensive components in LCDs.

Well Positioned to Benefit from the Global Migration of BLU Production to Mainland China - The Company has leveraged its performance-to-price value proposition to gain a strong base of international customers. Fast response times in designing tailored products, as well as in delivering products has greatly enhanced China Display Technology's growth potential.

Strong Technological Competency - China Display Technology owns two patents for technical optimization of the optoelectronic properties and one copyright for software used in the dot matrix design and refining the light guide, which enhances its competitiveness and creates additional opportunities to attract new customers.

Multi-year Growth Strategy - China Display Technology has begun some strategic initiatives to enhance its competitiveness for future growth, including (i) efforts to find more transparent light guide materials; (ii) development of larger-size BLUs; and (iii) OLED feasibility research–for next generation BLUs.

Experienced Management Team and Qualified R&D Team - The Company has a management team which is very experienced and knowledgeable in the BLU industry and in factory management. The R&D team has also proved to be intelligent, efficient and cooperative.

BACKLIGHT INDUSTRY PERSPECTIVE


BACK LIGHT

Closely Associated with the LCD and Consumer Electronics Industries - Backlight units provide the light source to LCDs, which are used to present data and images in a wide variety of applications, ranging from mobile phones, car navigation systems, and medical devices, to larger displays used in flat panel televisions and computer monitors. A backlight unit is one of the most expensive components used in LCD products, accounting for 20% to 30% of the overall costs.


$ Million
Sales Revenue for Flat Panel Display, PIDA Nov 2006
120000
100000
80000
60000
40000
20000
0
2004
2005
2006
2007
2008
2009
LCD (TN,STN)
PDP
OLED
LCD (TFT)
VFD
Microdisplay

Increasing Demand for LCDs - LCD display technology allows for a higher level of light output than other types of panel displays. Consequently, it dominates the display choices of manufacturers selling into the consumer and industrial electronics market segments. According to DisplayBank, a Korea-based research firm, the global LCD display market is expected to reach approximately $94 billion by 2010, with a growth rate of 10% to 15% per year.

Production Shift to Mainland China - Originally, the backlight industry was centered in Japan and Korea, where the majority of modules used in the production of LCD displays for Samsung and Toshiba are located. Due to certain cost advantages, Taiwan has become a leading producer of backlights as well.

More recently, a large number of backlight manufacturers, both independent ones and operations associated with Japanese and Korean companies have begun production in mainland China. This geographic shift is primarily attributed to significant labor cost advantages, skilled workforce and modern manufacturing facilities in China. According to IEK IT IS statistics, subsidiary factories in mainland China contributed over 70% of capacity and 60% of revenue outsourced by Taiwanese backlight companies.

Growing Applications for LED Backlights - Compared to CCFL technologies, LED-based products have a higher color gamut, no mercury content, longer lifetime, thinner appearance and are more energy efficient. As the next generation of backlight solutions, LED technology has already been widely used in small- to medium-sized displays, such as in mobile phones, PDAs and MP4s. Furthermore, LED-based products are expanding rapidly for use in larger-sized displays as the technologies have matured and costs have been reduced.

BLU Structure


BEF Film Maker
Film Cutting Trimmer
Package & Shipment
CCFL Supplier
Lamp Set Packer (Sub Contract) Welding & Assembly
Diffuser Film Maker
Film Cutting Trimmer
Light Guide Plate Raw Material Suppliers (PMMA) (Zeonor)
Light Guide Plate Maker (Printing / Injection)
BLU Maker
CCFL
Metal Frame Materials
Package & Shipment Makers
Film Cutting Trimmer (In-House or Sub Contract)
Reflector film Maker

CORPORATE OVERVIEW

Products and Services - LCDs consist of a top layer that uses electronic impulses, filters and liquid crystal molecules to create an image, often in color. However, the LCD components themselves generate relatively little in the way of luminance or light output. A second component to these displays – backlights, provides the luminance that enables viewers to see a distinct image on the screen in a wide variety of lighting conditions. In that sense, they operate much in the same way the bulb in a film projector does, converting the dark image on the film to a bright image that can be readily viewed.

China Display Technology focuses on small- to medium-sized LED and CCFL backlights for various types of displays. About 60% of revenues are generated from mobile phone applications. Other uses for the Company's backlights include color displays for medical equipment, car televisions and navigation systems, digital cameras, PDAs, MP3/MP4 players and the like.


Revenue Breakdown by
End Product in 2006
3%
7%
60%
15%
15%
Mobile Phone (1.8"-3.2")
Mobile Equipment
MP3 / MP4
LCD Monitor
Communication Devices and Others

Product	Characteristics	Application
1.5" - 3" CSTN LED BLU	Light source for single or RGB colored display	Low end mobile phones, electronic devices with simple LCD displays
1.5" - 7" TFT LED BLU	Light source for true color display	High-end mobile phones, electronic devices with LCD displays for animation
5" - 12" TFT LED BLU	Light source for true color display	Displays for AV equipment, car navigation system displays
12" - 20" CCFL BLU	Light source for true color display	Notebook and monitor displays

Rising Production Capacity - China Display Technology continues to invest in state-of-the-art manufacturing facilities to ensure sufficient capacity and high quality products. In December 2005, the first 1000 class non-dusting workshop for precise BLU production was put into use. In December 2006, the second 1000 class non-dusting workshop for colored BLU production was built and put into use. As of September 2007, production capacity has reached 1.8 million pieces per month.


Units: Pcs/month (thousands)
800
950
1030
1100
1200
1400
1550
1800
2005.12
2006.3
2006.6
2006.9
2007.3
2007.6
2007.9

Technological Competency - The Company has strong technological competency in designing backlight units according to customers' special requirements. It owns two Chinese patents for technical optimization of the optoelectronic properties and one Chinese copyright for software used in the dot matrix design and refining the light guide. These capabilities were developed by China Display Technology's in-house R&D team.

- Through its dot matrix design and optical simulation program, it takes only 10-12 days to confirm a design based on customers' requirements, at least 7days faster than the industry benchmark. The software also improves the light guide brightness performance by 20-25% and improves uniformity by 5-8%.
- Interference line minimization process technique is another breakthrough in BLU design. With this technology, the interference lines are minimized while the brightness and the performance is not affected.
- China Display Technology's patented technique, the standardized shading minimization process for small twin screen designs, maintains the uniformity for the main screen while some of the light source is divided for the small screen. BYD has successfully opened up the twin screen mobile phone market by using the Company's BLU technology.

Stringent Quality Control - China Display's commitment to quality is evidenced by the fact that in March 2005, it was granted ISO9001:2000 certification. The Company's focus on product quality includes the use of quality materials obtained from selected international suppliers, and a thorough quality control inspection of raw materials prior to use in production, along with stringent testing prior to shipment.



Stringent Testing

Research and Development - The Company's R&D efforts are focused around the following areas:

- Continuous improvement of its copyrighted software
- Maintaining its close technology partnership with the Guangdong Flat Panel Display Association
- As part of its strategic vision for 2007, the Company will continue to promote the cooperation between its internal R&D team with leading universities in Hong Kong
- It will fund promising projects in exchange for the Intellectual Property Rights while facilitating the sale of technology to strategic buyers
- Research efforts to replace existing materials to produce more transparent light guides
- OLED feasibility research – for next generation BLUs



State-of-art Facilities



Non-dusting Workshop

Marketing and Sales - The Company markets products principally through trade shows in Shenzhen and Hong Kong, as well as through trade publications. The products are sold directly to manufacturers of electronic products rather than end users. Besides the distribution network covering Hong Kong and another 18 provinces in China, the Company leverages its performance-to-price value proposition to target the international market including the United States, Europe and Japan to achieve a relatively higher gross margin.



Shenzhen Hi-tech Exhibition, October 2007

Revenue Breakdown by Sales Region in 2006



3%
8%
10%
50%
29%
Zhujiang Delta and other areas in China
Hong Kong
Europe
Japan
The United States

Although China Display Technology has customers including over 42 LCD module manufacturers in 17 countries, a significant percentage of its revenue is generated by a few customers. The following table sets forth information as to the revenue derived from those customers that accounted for more than 10% of total revenue in the six months ended June 30, 2007 or the years ended December 31, 2006 and 2005 (dollars in thousands). During the nine months ended September 30, 2007, there is only one customer that generated revenue of more than 10%. That customer accounted for 19% of the revenue while four largest customers accounted for approximately 48%.

	Six Months Ended June 30, 2007		Year ended December 31, 2006		2005	
Customer	Dollars	Percent	Dollars	Percent	Dollars	Percent
Yassy Technology (Shenzhen) Co., Ltd.	$ 1,660	15%	$1,009	8%	$-0-	-0-
Sinopex Enterprise Company	1,248	11%	2,096	13%	1,099	15%
Shenzhen Xinjiuding Optronics Technology Co., Ltd.	1,199	11%	1,327	8%	1,467	20%
Viewtron Technology Ltd.	1,116	10%	1,687	10%	929	12%
BYD Company Limited	768	7%	2,153	13%	1,184	16%

GROWTH STRATEGY

Increase Production Capacity by Building Another Factory Outside Shenzhen - China Display Technology plans to build a new factory outside Shenzhen City to further increase its production capacity, as well as to achieve a lower cost of labor.

Broaden Expansion to International Market - China Display Technology is continuing its effort to diversify and broaden its customer base, especially in overseas markets, to become less reliant on current significant customers. Sales to international customers are typically more profitable while they have more stringent quality and delivery requirements. China Display Technology will enhance its competitiveness through development of new products for these markets and provide a first-class quality guarantee.

Develop New Products - In addition to improving current design systems to better serve the specific needs of its customers, the Company continues to engage in research and development of several new products, including (i) efforts to discover more transparent light guide materials; (ii) development of larger-size BLUs; and (iii) OLED feasibility research for next generation BLUs. These strategic initiatives could be a powerful engine for future growth.

MANAGEMENT TEAM

Lawrence Kwok -Yan Chan (Chief Executive Officer) has been the Company's CEO and Director since the reverse acquisition on September 12, 2007. He founded Suny Electronics (Shenzhen) in 2004 and has been Suny's chairman since its inception. From 2000 to 2002, Mr. Chan was employed as General Manger by Wai Chi Electronics Co. Mr. Chan graduated from Hong Kong Polytechnic University with first honors in 1991.

Jason Wong (Executive VP) has a Master's degree in environmental science. He was originally an environmental specialist and then shifted into sales. Mr. Wong joined Suny in 2005 as head of sales and internal operation.

Yong Xiao (Director of R&D) is the R&D head for optoelectronics. He has more than ten years hand-on experience in BLU R&D. Mr. Xiao has a Bachelor's degree in mechanical engineering from Changchun Polytechnic University.

SELECTED FINANCIAL DATA

China Display Technologies, Inc., Consolidated Income Statement (US$ in thousands)	Nine months ended September 30 (Unaudited)		Year ended December 31 (Audited)	
	2007	2006	2006	2005
Revenue	20,488	10,583	15,884	1,402
Cost of sales	15,706	8,145	12,267	88
Gross profit	4,782	2,438	3,617	143
Selling	415	168	249	146
General and administrative	463	256	534	993
Research and development	392	231	344	-
Income from operations	3,511	1,783	2,413	994
Other income (expenses)	(95)	(2)	-	-
Income before income taxes	3,416	1,781	2,412	994
Provision for income taxes	256	-	-	-
Net income (loss)	3,160	1,781	2,412	994
Deemed preferred stock dividend	2,178	-	-	
Net Income (loss) available to common shareholders	982	1,781	2,412	
Earnings per share - basic	0.09	0.15		
Weighted average shares outstanding, basic	11,545,824	11,542,000		
Earnings per share - diluted	0.06	0.15		
Weighted average shares outstanding, diluted	15,249,528	11,542,000		

Selected Balance Sheet Data (US$ in thousands)	Ended September 30 (Unaudited) 2007	Year ended December 31 (Audited) 2006
Cash and cash equivalents	2,545	135
Accounts receivable, net	3,352	1,656
Total Current Assets	13,542	3,579
Property, plant and equipment, net	2,462	1,771
Total Assets	16,004	5,508
Total Current Liabilities	5,676	1,540
Total Liabilities	5,732	1,588
Total stockholders' equity	10,272	3,920

FOR FURTHER INFORMATION

Company Contact

China Display Technologies, Inc.
Jason Wong, Executive VP
Tel: +86-138-2379-6598 (China)
Tel: +852-9257-8928 (Hongkong)
E-mail: Jason@suny.hk

Investor Relations Contact

CCG Elite Investor Relations Inc.
Crocker Coulson, President
Tel: +1-646-213-1915 (New York)
E-mail: crocker.coulson@ccgir.com

Business Risks and Forward-Looking Statements

This profile contains "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact in this corporate profile are forward-looking statements, including but not limited to, the Company's ability to raise additional capital to finance the Company's activities; the effectiveness, profitability, and the marketability of its products and services; legal and regulatory risks associated with the recent Share Exchange; the future trading of the common stock of the Company; the ability of the Company to operate as a public Company; the period of time for which its current liquidity will enable the Company to fund its operations; general economic and business conditions; the volatility of the Company's operating results and financial condition; and other risks detailed in the Company's filings with the Securities and Exchange Commission. Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on the Company should contact the Company or CCG Elite, as set forth above; to receive the Company's most recent financial reports. This Profile was developed by the Company and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's securities. This Profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

A profitable, rapidly growing designer and manufacturer of Backlight Units for LCDs



CHINA DISPLAY TECHNOLOGIES, INC.

November 2007

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Equity Snapshot

OTCBB:	CDYT
Price	$___
Market Cap:	$12.8M
Shares Outstanding (as of 11/28/07):	11.6M
Revenue (9 Months of 2007):	$20.5M
Net Income (9 Months of 2007):	$3.2M
EPS* (9 Months of 2007):	$0.21

*excluding $2.2 million preferred stock dividend

Company Overview

- China Display Technologies' wholly-owned subsidiary SUNY Electronics is fifth largest backlight unit (BLU) manufacturer in China
- Leading specialty backlight developer & manufacturer
- Monthly capacity exceeds 1.8 million pieces
- 600 employees as of June 2007
- Hi-Tech Enterprise recognized by Shenzhen Government
- ISO9001:2000 Certification
- Headquarter: Shenzhen, Guangdong Province



Investment Highlights

- Rapidly growing and profitable business
- Increasing demand for end products – mobile phones and other personal digital devices
- High performance-to-price products win in the global market
- Intelligent patents create additional opportunities
- Strategic R&D initiatives
- Experienced management team

What is a BLU?

- A backlight unit is the light source of an LCD screen.
- It has a direct impact on an LCD product's
  - *color gamut*
  - *Brightness*
  - *light uniformity*
  - *power consumption*
  - *life time*
  - *cost*
  - *environmental impact*

BLU Industry Overview

- Small backlights (< 10.4") for:
  - *Cell phones*
  - *Car navigation systems*
  - *DVD, GPS, PDA & CD players*
  - *Digital cameras*
  - *Camcorders*
  - *MP3 & MP4 players*
  - *Appliance displays*
- Medium backlights (15"-19") for:
  - *Computer monitors*
- Large backlights (20"-47") :
  - *Televisions*


BACK LIGHT

BLU Industry Overview

Revenues for Flat Panel Displays (PIDA, Nov 2005)


$ Million
2004
2005
2006
2007
2008
2009
LCD (TFT)
PDP
OLED

Breakdown of Material/Component Costs


Polarizers, 15%
26%
19%
Driver ICs, 6%
8%
26%

As a light source for LCD screens, a BLU is one of the most expensive components of LCD products

* Data Source: "Large Area TFT LCD Backlight Market Outlook" by Display Search

BLUs Are Critical Components

Take CCFL BLU for example,


BEF Film Maker
CCFL Supplier
Diffuser Film Maker
Light Guide Plate Raw Material Suppliers (PMMA) (Zeonor)
Film Cutting Trimmer
Lamp Set Packer (Sub Contract) Welding & Assembly
Film Cutting Trimmer
Light Guide Plate Maker (Printing / Injection)
Package & Shipment
BLU Maker
Metal Frame Materials
Package & Shipment Makers
Film Cutting Trimmer (In-House or Sub Contract)
Reflector Film Maker

Growing Applications for LED Backlights


Million Base
400
350
300
250
200
150
100
50
0
2004
2005
2006
2007
2008
2009
139
206.7
0.2%
0.9%
10.6

Applications for LED backlights are increasing rapidly because LEDs are thinner, more environmentally friendly, with much better chroma and saturation.

Production Shifting Worldwide

- The first backlight production facilities were in Korea and Japan
  - Produced 85% of all LCD technologies, including backlights, in 2000
  - High quality
  - Cost initially not a significant factor
- 5 years ago, due to cost advantages, global production began to shift to China
  - First to Taiwan, now to mainland China
  - A few manufacturers in mainland China, including SUNY, now can produce high performance-to-price products



Current Product Pipeline

SUNY is a leading designer and manufacturer of small- to medium-sized backlight units

Product	Characteristics	Application
1.5" – 3" CSTN LED BLU	Light source for single or RGB colored display	Low end mobile phones, electronic devices with simple LCD displays
1.5" – 7" TFT LED BLU	Light source for true color display	High-end mobile phones, electronics devices with LCD displays for animation
5" – 12" TFT LED BLU	Light source for true color display	Displays for AV equipment, car navigation systems
12" – 20" CCFL BLU	Light source for true color display	Notebook and monitor displays



Increasing Production Capacity

(Unit: Pieces/Month in Thousands)

1.8 m pcs/M



800
950
1030
1100
1200
1400
1560
1800

Efficient Production & Quality Management

What we do?

- ✓ Increasing Investment in Production Facilities
- ✓ Stringent Quality Control System
- ✓ High Employee Satisfaction due to Harmonious Corporate Culture
- ✓ Intelligent Patented Software
- ✓ Technical Know-how
- ✓ Experienced Management Team
- ✓ Long-term Cooperation with Suppliers

What We Get?

- ✓ Good Quality Product Rate: 98%
- ✓ High Customer Satisfaction
- ✓ Long-term Contracts
- ✓ Better Financial Performance


Non-dusting Workshop


Warehouse


Stringent Testing


Advanced Equipment

Intelligent Patents Create Additional Opportunities

- **Dot matrix design and optical simulation program**
  - Through this self-developed system, it takes only 10-12 days to confirm designs based on customers' requirements, *at least 7days faster than our competitors*
  - The software also improves the light guide brightness *performance by 20%-25% and uniformity by 5%-8%*
- **Interference lines minimization process technique**
  - *Interference lines are minimized while brightness and performance are not affected*, a breakthrough in BLU design
- **Standardized shading minimization process for small twin screen design**
  - Twin screen displays are a breakthrough in mobile phone design, while also a challenge for BLU design
  - *Our patented technique maintains uniformity for main screen while some of the light source is divided for small screen*
  - BYD successfully opened up the twin screen mobile phone market by using our BLU

Strategic R&D Initiatives

I. Continuous Improvement of our copyrighted software

II. Close technology partnership with Guangdong Flat Panel Display Association

III. Strategic vision in 2007 to promote cooperation between internal R&D team with leading universities in Hong Kong

IV. Fund promising projects in exchange for the Intellectual Property Rights while facilitating the sale of technology to strategic buyers

V. Increase research effort on replacing existing materials to produce more transparent light guides

VI. OLED feasibility research – for next generation BLUs

2006 Revenue Breakdown

By Region



3%
8%
10%
Zhujiang Delta and other areas in China
Hong Kong
Europe
Japan
The United States

By End Products



7%
3%
15%
Mobile Phone (1.0"-3.2")
Medical Equipment
MP3/MP4
LCD Monitor
Communication Devices and Others

Successful Marketing



- Valuable exclusive contracts with key LCM module manufacturers
- Distribution network covers 18 provinces in China
- Customers include over 42 LCM module manufacturers in over 17 countries
- Actively involved in exhibitions, magazine and online advertisement

Experienced Management Team

Mr. Lawrence CHAN Chairman and CEO

- ✓ Founded SUNY in 2004
- ✓ General manger with Wai Chi Electronics Co. from 2000 to 2002
- ✓ Knowledgeable in BLU industry and factory management
- ✓ Distinguished engineer
- ✓ Graduated from Hong Kong Polytechnic University

Mr. Jason WONG Executive VP

- ✓ Joined SUNY in 2005 as head of sales and internal operation
- ✓ Originally a famous environmental specialist
- ✓ Master degree in Environmental Science

Mr. Yong XIAO Director of R&D

- ✓ More than 10 years hands-on experiences in BLU R&D
- ✓ Bachelors degree in mechanical engineering from Changchun Polytechnic University

Growing Revenues



(USD $ in Thousands)
25,000
20,000
15,000
10,000
5,000
0
7,218
15,884
10,583
20,486
120% increase
94% increase
2005
2006
9 Mos. 06
9 Mos. 07

Rising Net Income



(USD $ in Thousands)
3,000
2,000
1,000
0
994
2,412
1,781
3,160
143% increase
77% increase
2005
2006
9 Mos. 06
9 Mos. 07

Income Statement

($ in Thousands)	Year Ended December 31 2005	Year Ended December 31 Audited 2006	Nine Mos. Ended Sept 30 2006	Nine Mos. Ended Sept 30 Unaudited 2007
Revenues	$7,218	$15,884	$10,583	$20,486
Gross Margin	19.4%	22.8%	23.0%	23.3%
Total Operating Expenses	5.6%	7.6%	6.2%	5.2%
Operating Margin	13.8%	15.2%	16.8%	17.1%
Net Income	$994	$2,412	$1,781	$3,160
Net Profit Margin	13.8%	15.2%	16.8%	15.4%
Weighted avg shares M			11.9	15.2
EPS - diluted			$0.15	$0.21

Balance Sheet

($ in Thousands)	Ended Sept 30, 2007 Unaudited	Ended December 31, 2006 Audited
Cash and Cash Equivalents	$3,340	$133
Accounts Receivable, net	$3,352	$1,656
Inventory	$2,139	$1,493
Total Current Assets	$13,542	$3,279
Total Assets	$16,004	$5,500
Total Current Liabilities	$5,676	$1,540
Total Liabilities	$5,732	$1,588
Total Shareholders' Equity	$10,272	$3,928

Investment Highlights

- Rapidly growing and profitable business
- Increasing demand for end products – mobile phones and other personal digital devices
- High performance- to- price products win in the global market
- Intelligent patents create additional opportunities
- Strategic R&D initiatives
- Experienced management team

Contact

Suny Electronics (Shenzhen)

Jason Wong, Executive VP

12A Block, Xinhe Road, No. 3 Xinqiao
Industrial Zone, Shajing District,
Baoan Town
Shenzhen, China 150090

Tel: 86 138 237 66598 (China mobile)
852 – 9257 8928 (HK mobile)
Jason@suny.hk

CCG Elite Investor Relations Inc.

Crocker Coulson, President

1325 Avenue of the Americas, Suite 2800
New York, NY 10019

Tel: 1 (646) 213-1915

Crocker.coulson@ccgir.com